UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2005

infoUSA Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska (Address of Principal Executive Offices)	68127 (Zip Code)

(402) 593-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

infoUSA Inc. issued a press release, dated June 13, 2005, announcing that it had received an offer from Vin Gupta & Company, LLC, an entity controlled by infoUSA’s Chairman and CEO, Mr. Vinod Gupta, to acquire all of the shares of common stock of infoUSA not owned by Mr. Vinod Gupta at a cash purchase price of $11.75 per share. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

infoUSA Inc. issued a press release, dated June 24, 2005, announcing that its Board of Directors has appointed a special committee to review Mr. Vinod Gupta’s proposal and potential alternatives. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is furnished herewith:

Exhibit 99.1	Press Release dated June 13, 2005

Exhibit 99.2	Press Release dated June 24, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA Inc. (Registrant)
Date: June 27, 2005	By:	/s/ RAJ DAS
Raj Das
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release dated June 13, 2005

Exhibit 99.2	Press Release dated June 24, 2005